                                     21.1-3
                    EXHIBIT 21.1: SUBSIDIARIES OF REGISTRANT.

                            REEBOK INTERNATIONAL LTD.

NAME                                                     JURISDICTION OF
                                                         INCORPORATION
                                                         OR ORGANIZATION
--------------------------------------------------------------------------------
Avintco, Inc.                                            Delaware
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Group Athletica, LLC                                     Delaware
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Onfield Apparel Group, LLC                               Delaware
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Reebok Onfield, LLC                                      Delaware
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Reebok Aviation, LLC                                     Delaware
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RFC, Inc.                                                Delaware
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The Rockport Company, LLC                                Delaware
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The Reebok Worldwide Trading Company, LLC                Delaware
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Ralph Lauren Footwear Co., Inc.                          Massachusetts
--------------------------------------------------------------------------------
RBK Thailand, Inc.                                       Massachusetts
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Reebok CHC, Inc.                                         Massachusetts
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Reebok Foundation, Inc.                                  Massachusetts
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Reebok International Securities Corp.                    Massachusetts
--------------------------------------------------------------------------------
Reebok Securities Holdings Corp.                         Massachusetts
--------------------------------------------------------------------------------
Reebok Austria GmbH                                      Austria
--------------------------------------------------------------------------------
American Sports & Leisure GmbH                           Austria
--------------------------------------------------------------------------------
Reebok Belgium SA                                        Belgium
--------------------------------------------------------------------------------
Rockport do Brasil Ltda.                                 Brazil
--------------------------------------------------------------------------------
RC Investments Ltd.                                      Canada
--------------------------------------------------------------------------------
Reebok Canada Inc.                                       Canada
--------------------------------------------------------------------------------


                                     21.1-1


NAME                                                     JURISDICTION OF
                                                         INCORPORATION
                                                         OR ORGANIZATION
--------------------------------------------------------------------------------
Reebok France SA                                         France
--------------------------------------------------------------------------------
Reebok France Retail SA                                  France
--------------------------------------------------------------------------------
American Sports & Leisure GmbH                           Germany
--------------------------------------------------------------------------------
Reebok Deutschland GmbH                                  Germany
--------------------------------------------------------------------------------
Reebok (China) Services Limited                          Hong Kong
--------------------------------------------------------------------------------
RIL Taiwan Services Ltd.                                 Hong Kong
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Reebok Trading (Far East) Ltd.                           Hong Kong
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Reebok India Company                                     India
--------------------------------------------------------------------------------
Reebok Technical Services Private Limited                India
--------------------------------------------------------------------------------
Reebok Ireland Ltd.                                      Ireland
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Reebok Italia Srl                                        Italy
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Rockport International Trading Co. Italy Srl             Italy
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Reebok Japan Inc.                                        Japan
--------------------------------------------------------------------------------
Rockport Japan Inc.                                      Japan
--------------------------------------------------------------------------------
Reebok Korea Ltd.                                        Korea
--------------------------------------------------------------------------------
Reebok Korea Technical Services Co., Ltd.                Korea
--------------------------------------------------------------------------------
Reebok (Mauritius) Company Limited                       Mauritius
--------------------------------------------------------------------------------
Amser SA de CV                                           Mexico
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Reebok de Mexico SA de CV                                Mexico
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Reebok Distribution BV                                   The Netherlands
--------------------------------------------------------------------------------

                                     21.1-2


NAME                                                     JURISDICTION OF
                                                         INCORPORATION
                                                         OR ORGANIZATION
--------------------------------------------------------------------------------
RBK Sport Europe B.V.                                    The Netherlands
--------------------------------------------------------------------------------
Reebok International Finance B.V.                        The Netherlands
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Reebok Europe B.V.                                       The Netherlands
--------------------------------------------------------------------------------
Rockport (Europe) B.V.                                   The Netherlands
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Reebok Nederland (Retail) BV                             The Netherlands
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Reebok Poland SA                                         Poland
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Reebok Portugal SA                                       Portugal
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Reebok Spain SA                                          Spain
--------------------------------------------------------------------------------
Reebok Scandinavia AB                                    Sweden
--------------------------------------------------------------------------------
Reebok (Taiwan) Services Company                         Taiwan
--------------------------------------------------------------------------------
J.W. Foster & Sons (Athletic Shoes) Limited              United Kingdom
--------------------------------------------------------------------------------
RBK Holdings Plc                                         United Kingdom
--------------------------------------------------------------------------------
Reebok Eastern Trading Limited                           United Kingdom
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Reebok International Limited                             United Kingdom
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Reebok Sports Limited                                    United Kingdom
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Reebok Europe Holdings                                   United Kingdom
--------------------------------------------------------------------------------
Reebok Pensions Management Limited                       United Kingdom
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Rockport Company Limited                                 United Kingdom
--------------------------------------------------------------------------------


                                     21.1-3